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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 1998



                              DATAWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



        0-26814                                             33-0209937
(Commission File No.)                          (IRS Employer Identification No.)


                      5910 PACIFIC CENTER BLVD., SUITE 300
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (619) 546-9600

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Item 5. Other Events.

REINCORPORATION.

        Pursuant to shareholder approval obtained at the Annual Meeting of Shareholders of DataWorks Corporation (the "Company") held June 18, 1998, the Company completed its reincorporation in Delaware on October 2, 1998.

        The Agreement and Plan of Merger, filed with the Delaware Secretary of State to effect the reincorporation, and the Company's Delaware Certificate of Incorporation and Bylaws have been filed as Exhibits 2.1, 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

MERGER AGREEMENT WITH PLATINUM SOFTWARE CORPORATION.

        On October 13, 1998, the Company announced that it had entered into a definitive Agreement and Plan of Reorganization (the "Merger Agreement") with Platinum Software Corporation, a Delaware corporation ("Platinum"), pursuant to which the Company will become a wholly owned subsidiary of Platinum in a stock-for-stock merger intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger Agreement has been filed as Exhibit 2.2 to this Current Report on Form 8-K. The Company hereby incorporates by reference the contents of the news release announcing the signing of the Merger Agreement filed as Exhibit 99.3 to this report.

Item 7. Exhibits.

         2.1 Agreement and Plan of Merger between DataWorks Corporation, a Delaware corporation, and DataWorks Corporation, a California corporation.

         2.2 Agreement and Plan of Reorganization dated as of October 13, 1998, by and among Platinum, Zoo Acquisition Corp. and DataWorks.(1)

        99.1    Registrant's Certificate of Incorporation.

        99.2    Registrant's Bylaws.

        99.3 Press Release dated October 13, 1998 announcing the signing of the Merger Agreement between the Company and Platinum.

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(1)     Incorporated by reference to the Schedule 13D, dated as of October 13,
        1998, filed by Platinum Software Corporation with respect to the Common Stock of DataWorks Corporation.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   DATAWORKS CORPORATION


Dated:  October 23, 1998                           By:  /s/ Stuart W. Clifton
                                                        ------------------------
                                                          Stuart W. Clifton
                                                          President and Chief
                                                          Executive Officer

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                                INDEX TO EXHIBITS



         2.1 Agreement and Plan of Merger between DataWorks Corporation, a Delaware corporation, and DataWorks Corporation, a California corporation.

         2.2 Agreement and Plan of Reorganization dated as of October 13, 1998, by and among Platinum, Zoo Acquisition Corp. and DataWorks.(1)

        99.1    Registrant's Certificate of Incorporation.

        99.2    Registrant's Bylaws.

        99.3 Press Release dated October 13, 1998 announcing the signing of the Merger Agreement between the Company and Platinum.

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(1)     Incorporated by reference to the Schedule 13D, dated as of October 13,
        1998, filed by Platinum Software Corporation with respect to the Common Stock of DataWorks Corporation.


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